Fair Value of Financial Instruments	12 Months Ended
Jun. 30, 2019
Fair value measurement [Abstract]
Fair Value of Financial Instruments
Fair Value of Financial Instruments

Accounting Policy

Fair Value Hierarchy

Financial instruments recorded at fair value are classified using a hierarchy that categorizes into three levels the inputs to valuation techniques used to measure fair value. The three levels of hierarchy are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities;
Level 2 - Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and
Level 3 - Inputs for the asset or liability that are not based on observable market data.

The individual fair values attributed to the different components of a financing transaction, notably marketable securities, derivative financial instruments, convertible debentures and loans, are determined using valuation techniques. The Company uses judgment to select the methods used to make certain assumptions and derive estimates. Significant judgment is also used when attributing fair values to each component of a transaction upon initial recognition, measuring fair values for certain instruments on a recurring basis and disclosing the fair values of financial instruments subsequently carried at amortized cost. These valuation estimates could be significantly different because of the use of judgment and the inherent uncertainty in estimating the fair value of instruments that are not quoted or observable in an active market.

Financial instruments are measured either at fair value or at amortized cost. The table below lists the valuation methods used to determine fair value of each financial instrument.

Fair Value Method
Financial Instruments Measured at Fair Value
Marketable securities	Closing market price of common shares as of the measurement date (Level 1)
Derivatives	Closing market price (Level 1) or Black-Scholes, Binomial, Monte-Carlo & FINCAD valuation model (Level 2 or 3)
Contingent consideration payable	Discounted cash flow model (Level 3)
Derivative liability	Kynex valuation model (Level 2)
Financial Instruments Measured at Amortized Cost
Cash and cash equivalents, restricted cash, short-term investments, accounts receivable	Carrying amount (approximates fair value due to short-term nature)
Accounts payable and accrued liabilities	Carrying amount (approximates fair value due to short-term nature)
Convertible debentures, loans and borrowings	Carrying value at the effective interest rate which approximates fair value

The carrying values of the financial instruments at June 30, 2019 are summarized in the following table:

	Amortized cost	FVTPL	Designated FVTOCI	Total
	$	$	$	$
Financial Assets
Cash and cash equivalents	172,727	—	—	172,727
Restricted cash	46,066	—	—	46,066
Accounts receivable excluding taxes receivable	85,232	—	—	85,232
Marketable securities	—	—	143,248	143,248
Derivatives	—	86,409	—	86,409
Financial Liabilities
Accounts payable and accrued liabilities	152,884	—	—	152,884
Convertible debentures (1)	503,581	—	—	503,581
Contingent consideration payable	—	28,137	—	28,137
Loans and borrowings	141,244	—	—	141,244
Derivative liability	—	177,395	—	177,395

(1)	The fair value of convertible notes includes both the debt and equity components.

The following is a summary of financial instruments measured at fair value segregated based on the various levels of inputs:

	Level 1	Level 2	Level 3	Total
	$	$	$	$
As at June 30, 2019
Marketable securities	142,248	—	1,000	143,248
Derivative assets	—	64,001	22,408	86,409
Contingent consideration payable	—	—	28,137	28,137
Derivative liability	—	177,395	—	177,395

As at June 30, 2018
Marketable securities	59,188	—	—	59,188
Derivative assets	—	120,102	4,840	124,942
Contingent consideration payable	—	—	21,333	21,333

There have been no transfers between fair value categories during the years presented.

The following is a continuity schedule of contingent consideration payable:

	BCNL UCI	CanvasRx	H2	Whistler	Immaterial transactions	Total
Balance, June 30, 2017	—	13,221	—	—	—	13,221
Additions	1,119	—	14,957	—	—	16,076
Unrealized loss from changes in fair value	123	6,703	1,018	—	—	7,844
Payments	—	(14,040)	(1,768)	—	—	(15,808)
Balance, June 30, 2018	1,242	5,884	14,207	—	—	21,333
Additions	—	—	—	24,395	383	24,778
Unrealized loss from changes in fair value	458	261	2,060	376	108	3,263
Payments	(1,700)	(4,160)	(15,036)	—	(341)	(21,237)
Balance, June 30, 2019	—	1,985	1,231	24,771	150	28,137

The Company’s contingent consideration payable is measured at fair value based on unobservable inputs and is considered a level 3 financial instrument. The determination of the fair value of these liabilities is primarily driven by the Company’s expectations of the respective subsidiaries achieving certain milestones. The expected milestones were assigned probabilities and the expected related cash flows were discounted to derive the fair value of the contingent consideration. At June 30, 2019, the probability of achieving all milestones was estimated to be 100% and the discount rates were estimated to range between 4.86% and 22.76%. If the probabilities of achieving the milestones decreased by 10%, the estimated fair value of the contingent consideration would decrease by approximately $2.8 million (June 30, 2018 - $2.0 million). If the discount rates increased or decreased by 5%, the estimated fair value of contingent consideration would increase or decrease by approximately $0.3 million (June 30, 2018 - $0.4 million). If the expected timing of achievement is delayed by six months, the estimated fair value of contingent consideration would decrease by approximately $0.4 million (June 30, 2018 - $0.9 million).